Exhibit 99.1

 Parkway Acquisition Corp.  HOLDING COMPANY FOR  Presentation to Raymond James Emerging Bank SymposiumSeptember 6, 2018  Allan Funk, CEOBlake Edwards, CFO

 This presentation contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Act of 1934 as amended. These include statements of expectations regarding our future results and performance, including expectations regarding the merger with Great State Bank, future plans and strategies, and any other statements that are not historical facts. Forward-looking statements are generally identified by the use of words such as "believe," "expect," "intend," "anticipate," "estimate," or "project" or similar expressions. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and are including this statement for purposes of these safe harbor provisions. These forward-looking statements involve risk and uncertainty, and a variety of facts could cause our actual results and experience to differ materially from the anticipated results or other expectations expressed in these forward-looking statements. Forward-looking statements are based on current expectations and assumptions that are subject to significant risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Our ability to predict results, or the actual effect of future plans or strategies, is inherently uncertain. Factors which could have a material adverse effect on our operations and future prospects include, but are not limited to: the risk that the business of Great State Bank will not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; expected revenue synergies and cost savings from the merger may not be fully realized or realized within the expected time frame; revenues following the merger may be lower than expected; customer and employee relationships and business operations may be disrupted by the merger; changes in interest rates, general economic conditions, legislative/regulatory changes, monetary and fiscal policies of the U.S. government, including policies of the U.S. Treasury and the Federal Reserve Board; the quality and composition of the loan and securities portfolios; demand for loan products; deposit flows; competition; demand for financial services in our market area; the implementation of new technologies; the ability to develop and maintain secure and reliable electronic systems; and accounting principles, policies, and guidelines. These risks and uncertainties should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements. We undertake no obligation to update or clarify these forward‐looking statements, whether as a result of new information, future events or otherwise.  Forward Looking Statement Disclaimer  Use of Non-GAAP Financial Measures: This presentation includes certain financial information that is calculated and presented on the basis of methodologies that are not in accordance with U.S. Generally Accepted Accounting Principles, or GAAP. These non-GAAP financial measures include adjusted results of operations, return on average assets, and return on average equity, excluding certain non-recurring items, as well as book value excluding goodwill and other intangible assets. We believe that these non-GAAP financial measures allow management, as well as certain investors, to evaluate our current and future financial performance and facilitates comparisons with other banks. The non-GAAP financial measures included in this presentation do not replace the presentation of our GAAP financial results. These measurements provide supplemental information to assist investors in analyzing our financial position and results of operations. We have chosen to provide this information to investors to enable them to perform meaningful comparisons of past, present and future operating results and as a means to emphasize the results of core ongoing operations. Reconciliations of the non-GAAP financial measures provided in this presentation to the most directly comparable GAAP measures can be found in the appendix of this presentation.

Investment Rationale

Highlights:

- Unrecognized value – discount to peer institutions
- Improved scale and geography
  - 2016 MOE – Roanoke MSA
  - 2018 Acquisition – Increased NC presence in contiguous markets
- Strong management team
  - Depth with built-in succession
  - M&A experience – 2 deals in 3 years
- Good asset quality – diverse loan portfolio
- Low-cost core deposit base – strong NIM
- Increased trading volume – daily volume > 4,000 shares
- Increased market cap – approximately $81 million
- Dividend yield of 1.54% (as of August 21, 2018)

Price / TBV (1)



116.3
144.9
146.5
155.2
PKKW
Virginia
Southeast
National

Price / LTM Earnings (2)



19.1x
19.4x
19.7x
19.7x
13.5x
ex DTA
PKKW
Virginia
Southeast
National

Source: SNL Financial
Data as of June 30, 2018
(1) Representative for banks with total assets between $500 million and $1 billion
(2) LTM net income excludes impact of merger related charges

3

Overview

Highlights:

- Growing community bank*
  - Assets: $688 million
  - Net Loans: $526 million
  - Deposits: $605 million
  - Network: 20 branches, 3 LPO's
- Diversified local economies
  - Contiguous markets in VA & NC
- Largely a small business and retail market
- Chartered in 1900 - #1 Deposit share in home counties
- Organic growth opportunities available as the branch network is expanded
- Growth potential for "True" community bank:
  - Large banks exiting markets (Wells Fargo, Bank of America, SunTrust, and BB&T)
  - Consolidation of local community banks into larger regional banks (Pinnacle, BNC, Union, and FNB of PA)
- Multiple acquisition opportunities available in contiguous markets
- Pricing Power = Yield


MARYLAND
Baltimore
Washington
WEST VIRGINIA
VIRGINIA
NORTH CAROLINA
Morgantown
Parkersburg
Huntington
Charleston
Harrisonburg
Charlottesville
Richmond
Petersburg
Newport News
Norfolk
Kingsport
Johnson City
Knoxville
Asheville
Hickory
Winston-Salem
Greensboro
Durham
Raleigh
Rocky Mount
Wilson
Greenville
Charlotte
Fayetteville
Spartanburg
Rock Hill
Anderson
Jacksonville
New Bern

Green: Grayson National Bank
Blue: Bank of Floyd
Red: Great State Bank

*Balances are pro forma for Great State acquisition as of June 30, 2018

4

Exurb and Rural Market Opportunities

Current Markets:

Roanoke / Blacksburg / NRV:
- Healthcare-Carillion Clinic, Lewis Gale Hospitals
- Education- Virginia Tech, Radford University, Roanoke College
- Industry-Ballast Point, Northfolk Southern, Volvo, PepsiCo

Boone / Wilkes / Yadkin / Ashe:
- Healthcare- Appalachian Regional Healthcare System
- Education- Appalachian State University
- Industry- Tyson, Lowes, GE Aviation, Unifi, Lydall

Independence / Floyd:
- Skyline National Bank origin
- #1 Deposit share in home counties
- Largely a small business and retail market
- Provide a rural, low-cost deposit base

Future Markets:

Hickory:
- Healthcare- Catawba Valley Healthcare / Frye Regional
- Education- Lenoir Rhyne University
- Industry- Apple & Google data centers, MDI, CommScope

Winston-Salem:
- Healthcare-Novant Health / Wake Forest Baptist Health
- Education- Wake Forest University, Winston Salem State, Salem College
- Industry- Lowe's Foods, Hanesbrands Inc., Reynold's American, BB&T



Roanoke
Blacksburg
Floyd
Independence
Boone
Wilkesboro
Hickory
Winston-Salem
Charlotte

Skyline National Bank
ALWAYS OUR BEST

5

 Stock Highlights  Price Performance Since Trading on the OTC Exchange (8/31/2016)  Highlights:Ticker: PKKWTraded: OTCQXBCurrent Shares Outstanding: 6,213,275Current Price: $13.00 (as of 8/21/18)TBV: $11.18 (as of 6/30/18)Price/TBV: 116.3% Shareholder Base:@ 1,780 registered holdersLargely retail3 of top 5 shareholders are on the board4 of top 20 s/h’s are institutional (aggregate ownership of 4.63%)Added PKKW stock as a 401k investment option in 2018  6  Source: SNL FinancialMarket data of at August 22, 2018

 Condensed Pro Forma Balance Sheet  7  Highlights:Parkway annualized growth rate on loans of over 6% for MRQPro Forma loan-to-deposit ratio of 86.9%Remaining credit mark of $3.7 million on loans acquired in Cardinal mergerMinimal foreclosed assetsHigh percentage of noninterest-bearing depositsStrong on-balance sheet liquidity positionIncreasing capital ratios with dividend payments – Payout ratio of approx. 20%  Source: SNL Financial(1) Pro forma does not include impact of purchase accounting adjustments

 Condensed Income Statements  8        -without merger related costs

Loan Portfolio

Highlights:

- Diverse portfolio – by loan type, industry, and geography
- Parkway 69% variable – 31% fixed at 6/30/18
- Weighted average yield of 4.95%
- Granular small business and retail portfolio:
  - Average balance 1-4 family RE is $82,353
  - Average balance CRE loans is $252,470
  - Locally focused lenders
  - Participations limited by policy (approximately 6% of total portfolio)
  - Multi-family includes student housing at VT, RU, and ASU
- Commercial Real Estate (33% of portfolio):
  - 59% of CRE portfolio is Owner Occ
  - Low percentage in retail and hotels
- $3.7 MM remaining credit mark on acquired loans

Loan Portfolio
(Pro Forma for Great State Acquisition) (1)



All Other
59,820
11%
C&I
33,846
6%
C&D
34,269
7%
Multi-family
34,442
7%
Total CRE
176,604
33%
Total 1-4 Family
191,143
36%

Total Balance: $ 530.1 Million

Data as of June 30, 2018
(1) Does not include impact of purchase accounting

9

Deposit Mix

Highlights:

- Cost of funds: 41 bps (FDIC peer group average 56 bps)
- Core deposits to total deposits: 84% (FDIC peer group average 77%)
- Core deposits to total assets: 74%
- Noninterest-bearing deposits: 24% (FDIC peer group average 16%)
- No brokered deposits or internet-based funding
- Well positioned post-merger with competitive deposit products, including Online, Mobile Banking and ATM network

Deposit Composition
(Pro Forma for Great State Acquisition) (1)



Non-Interest
145,817
24%
Int-DDA,
MM, Savings
269,082
44%
CDs < $100K
93,360
16%
CDs > $100K
97,871
16%

Total Balance: $ 606.1 Million (2)

Data as of June 30, 2018
(1) Does not include impact of purchase accounting
(2) Pro Forma deposits for Skyline National Bank and Great State Bank combined

10

Selected Public Peer Group

- **Headquarters:** Virginia & North Carolina
- **Assets:** $500 million - $1 Billion
- **LTM ROAA:** >0.25%
- **Excludes Merger Targets**

	Ticker	Company	Total Assets ($MMs)	08/22/18 Price ($)	Market Cap. ($MMs)	Price / Tang. Book (%)	Price / LTM EPS (x)	52W Change (%)	Avg. Daily Vol. (Actual)	Div Yield (%)	Capital Ratios: TCE / TA (%)	Capital Ratios: Lev. Ratio (%)	LTM Operating Metrics: LTM ROAA (%)	LTM Operating Metrics: LTM ROATCE (%)	LTM Operating Metrics: NIM (%)	LTM Operating Metrics: Effcy. Ratio (%)	Asset Quality: NPAs / Assets (%)	Asset Quality: LLR / Loans (%)
1	MNSB	MainStreet Bcshs	936	20.65	120	166	22.1	35.5	3,187	0.00	7.7	NA	0.65	8.2	3.43	62	NA	0.94
2	CPKF	Chesapeake Financial Shares	807	32.00	129	147	13.1	16.6	1,245	1.75	11.0	NA	1.29	12.1	3.63	77	NA	1.00
3	EFSI	Eagle Financial Services Inc.	775	37.00	128	152	14.6	25.2	1,138	NA	10.9	11.3	1.16	10.5	4.07	66	1.07	0.78
4	FMBM	F & M Bank Corp.	771	37.00	122	149	16.7	23.1	688	2.70	10.5	12.2	1.07	9.6	4.64	67	3.09	1.04
5	FXNC	First National Corp.	763	21.75	108	177	13.0	42.6	1,627	0.92	8.0	NA	1.11	15.1	3.82	66	0.35	0.96
6	UBNC	Union Bank	716	16.33	95	163	NA	6.5	1,211	NA	8.4	8.8	0.62	8.5	4.05	63	0.25	0.78
7	BOTJ	Bank of the James Finl Grp Inc	656	16.00	70	133	18.4	4.6	4,370	1.50	8.0	NA	0.60	7.2	3.67	74	0.95	0.88
8	VABK	Virginia National Bkshs Corp.	655	46.00	117	175	15.7	36.2	1,776	2.61	10.2	10.7	1.19	11.7	3.78	56	0.44	0.88
9	FBSS	Fauquier Bankshares Inc.	652	23.75	90	155	22.4	30.1	2,672	2.02	8.9	NA	0.61	7.0	3.78	76	1.14	0.97
10	BMBN	Benchmark Bankshares Inc.	618	21.15	109	155	15.7	28.2	884	2.36	11.3	NA	1.18	10.1	NA	NA	NA	0.99
11	HMTA	HomeTown Bankshares Corp.	558	13.46	78	151	22.8	25.2	2,719	NA	9.3	NA	0.64	6.8	3.51	74	1.59	0.85
12	WTWB	West Town Bancorp Inc.	544	29.00	86	194	7.2	20.3	1,878	NA	8.8	NA	2.44	NA	4.54	61	NA	0.88
13	FDVA	Freedom Bank of Virginia	513	11.21	83	133	38.7	(14.1)	5,408	NA	11.1	11.4	0.37	3.6	3.39	84	0.23	1.06
		75th Percentile	771		120	166	22.2	30.1	2,719	2.55	10.9	11.4	1.18	10.8	4.05	60	0.23	0.99
		Median	**655**		**95**	**152**	**15.7**	**23.1**	**1,627**	**1.89**	**8.9**	**10.7**	**0.65**	**8.3**	**3.72**	**65**	**0.44**	**0.88**
		25th Percentile	544		78	133	11.6	4.6	884	1.06	8.0	0.0	0.60	6.0	3.42	75	1.14	0.78
	PKKW	**Parkway Acquisition Corp [(1)]**	**688**	**13.00**	**81**	**116**	**22.4**	**23.2**	**3,216**	**1.54**	**10.3**	**10.3**	**0.54**	**5.7**	**4.27**	**73**	**0.82**	**0.76**

Does not exclude merger related costs

Source: SNL Financial
Financial data is as of June 30, 2018
Market Information is as of August 22, 2018
(1) Parkway assets pro forma for acquisition of Great State Bank; all other stats standalone as of 6/30/18

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Leadership

- Board of Directors:
  - 14 Members *(annual terms)*
  - Independent Chair & Vice-Chair
  - 7 Committees
- Management Team:
  - Market knowledge
  - Complimentary skills in core functions
  - Depth, succession in place
- Associates:
  - "Always our Best"
  - Connected to our communities
  - Internship program for future talent
- Key Partners:
  - Legal: Williams Mullen, Richmond
  - Legal: Gentry Locke, Roanoke
  - Audit Firm: Elliott Davis Decosimo, Charlotte
  - Transfer Agent: Computershare
  - Core System: FiServ
  - Independent loan review: Risk Management Group, Charlotte

			Age	*Experience*
Thomas Jackson	Chairman of the Board	Hampden Sydney College, College of William and Mary, J.D.	60	16
James Shortt	Vice-Chairman of the Board	Virginia Tech, University of Richmond, J.D.	55	6
Allan Funk	CEO	Campbell University, Wake Forest University, MBA	55	34
Blake Edwards	CFO	Radford University	53	27
Rebecca Melton	Risk Management	Radford University	48	23
Lynn Murray	HR & Marketing	Ithaca College	62	25
Mary Tabor	Credit Admin	Virginia Tech	54	30
Rodney Halsey	Technology & Ops	Appalachian State University	49	26
Jonathan Kruckow	Commercial Banking	Virginia Tech	34	12
Milo Cockerham	Retail Banking	Emory and Henry College	31	9
Greg Edwards	NC Regional Pres.	Appalachian State University	61	39

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Parkway Acquisition Corp.  HOLDING COMPANY FOR  Questions?  Allan Funk, CEO – 276-773-2811 - afunk@skylinenationalbank.comBlake Edwards, CFO – 276-773-2811 - bedwards@skylinenationalbank.com  www.SkylineNationalBank.com  Follow Us:  You’ll always receive our best,And that’s a promise.